                                                                   EXHIBIT 10.12

Interior Design Services, Inc.

                                UNDERSTANDING OF
                              TERMS AND CONDITIONS

CUSTOMER P.O. REFERENCE #

Your purchase of office furnishings provides for the following:

Your purchase of furniture includes a separate fee for design and specification of your furniture, If applicable. Your design and furniture layout should be completed and approved prior to the furniture order placement. Any redesign time after order placement will be billed at a $50.00 per hour rate.

Any additional labor service requirements which are not on the original approved installation plan will be billed separately at $40.00 per man hour, $60.00 if non-business hours, however, all additional labor services will be discussed with the client before completing.

Payment of your furniture and the design fee will be due within 10 days from the receipt of your furniture product at your job site or at a storage facility, if so directed by you.

You will be billed for interest charges at a rate of 18% per annum for any payments not paid in full within 30 days of billing. If any item no your billing does not meet your satisfaction, you may withhold payment on that particular item only, until the issue has been resolved. The balance of the invoice is due in full within the original 30 day billing period to avoid finance charges.

In consideration of the terms and conditions of sale herein set forth on this page, Interior Design Services, Inc., (Seller) agrees to sell and PINNACLE BANK (Buyer) agrees to buy the goods and services described in the following attached proposal number 126659 for the total agreed price of $100,141.07. This price does not include sales tax, however, sales tax (if applicable) will be added to your invoice.

All of the above meets with my understanding of my purchase of furniture. Your furniture order will not be entered until this document has been signed and returned.

APPROVED:

INTERIOR DESIGN SERVICES, INC.                      /S/ HUGH M. QUEENER
(SELLER)                                    -----------------------------------
                                                           (BUYER)

/s/ Elizabeth Wash
Elizabeth Wash                                         HUGH M. QUEENER
                                            -----------------------------------
                                                            NAME

06/21/2000                                       CHIEF ADMINISTRATIVE OFFICER
                                             -----------------------------------
                                                             TITLE

                                                        JUNE 27, 2000
                                             -----------------------------------
                                                            DATE

209 Powell Place
Brentwood TN 37027 . (615) 376-1200

                                UNDERSTANDING OF
                              TERMS AND CONDITIONS

CUSTOMER P.O. REFERENCE #

Your purchase of office furnishings provides for the following:

Your purchase of furniture includes a separate fee for design and specification of your furniture, If applicable. Your design and furniture layout should be completed and approved prior to the furniture order placement. Any redesign time after order placement will be billed at a $50.00 per hour rate.

Any additional labor service requirements which are not on the original approved installation plan will be billed separately at $40.00 per man hour, $60.00 if non-business hours, however, all additional labor services will be discussed with the client before completing.

Payment of your furniture and the design fee will be due within 10 days from the receipt of your furniture product at your job site or at a storage facility, if so directed by you.

You will be billed for interest charges at a rate of 18% per annum for any payments not paid in full within 30 days of billing. If any item no your billing does not meet your satisfaction, you may withhold payment on that particular item only, until the issue has been resolved. The balance of the invoice is due in full within the original 30 day billing period to avoid finance charges.

In consideration of the terms and conditions of sale herein set forth on this page, Interior Design Services, Inc., (Seller) agrees to sell and PINNACLE BANK (Buyer) agrees to buy the goods and services described in the following attached proposal number 126688for the total agreed price of $275,631.90. This price does not include sales tax, however, sales tax (if applicable) will be added to your invoice.

All of the above meets with my understanding of my purchase of furniture. Your furniture order will not be entered until this document has been signed and returned.

APPROVED:

INTERIOR DESIGN SERVICES, INC.               ----------------------------------
(SELLER)                                                 (BUYER)

Elizabeth Wash                               ----------------------------------
                                                          NAME

06/21/2000                                   ----------------------------------
                                                         TITLE

                                             ----------------------------------
                                                         DATE

209 Powell Place
Brentwood TN 37027 . (615) 376-1200